Exhibit No. 99 (1)

Citigroup Inc.
EUR 1,250,000,000 4.25 per cent. Fixed Rate / Floating Rate Callable
Subordinated Notes due February 2030 under the
Programme for the issuance of
Euro Medium-Term Notes, Series B

The securities described herein have not been and will not be registered under the U.S. Securities Act of 1933 and may not be offered or sold in the United States absent registration or an applicable exemption from registration requirements.
1.	Issuer:	Citigroup Inc.
2.	Specified Currency:	Euro ("EUR")
3.	Aggregate Nominal Amount of Series:	EUR 1,250,000,000
4.	Issue Price:	98.715 per cent. of the Aggregate Nominal Amount
5.	Specified Denominations:	EUR 1,000, EUR 10,000 and EUR 100,000
6.	Issue Date:	25 February 2005
7.	Maturity Date:	25 February 2030
8.	Interest Basis:
The Notes will bear interest at a fixed rate of interest as described below from, and including, the Issue Date to, but excluding, 25 February 2025 (the "Fixed Rate Period"). The Notes will bear interest at a floating rate of interest as described below from, and including, 25 February 2025 to, but excluding, the Maturity Date (the "Floating Rate Period").

9.	Redemption/Payment Basis:	Redemption at par
10.	Change of Interest or Redemption/Payment Basis:	As specified above
11.	Put/Call Options:	Issuer Call (further particulars specified below)
12.	Status of the Notes:	Subordinated
13.	Listing:	Application has been made for the Notes to be listed on the Luxembourg Stock Exchange
PROVISIONS RELATING TO INTEREST
14.	Fixed Rate Note Provisions:	Applicable (Fixed Rate Period)
	(i) Rate of Interest:	4.25 per cent. per annum payable annually in arrear during the Fixed Rate Period
	(ii) Interest Payment Dates:	25 February in each year from, and including, 25 February 2006 to, and including, 25 February 2025
	(iii) Fixed Coupon Amounts:	EUR 42.50 per Note of EUR 1,000 in Nominal Amount; EUR 425.00 per Note of EUR 10,000 in Nominal Amount and EUR 4,250.00 per Note of EUR 100,000 in Nominal Amount
	(iv) Day Count Fraction:	Actual/Actual (ISMA)
15.	Floating Rate Note Provisions:	Applicable (Floating Rate Period)
	(i) Rate of Interest:	3-month EURIBOR plus Margin payable quarterly in arrear during the Floating Rate Period
(ii) Specified Interest Payment Dates:
Interest will be payable quarterly in arrear on 25 February, 25 May, 25 August and 25 November in each year from, and including, 25 May 2025 to, and including, the Maturity Date subject, in each case, to adjustment in accordance with the Modified Following Business Day Convention

	(iii) Business Day Convention:	Modified Following Business Day Convention
	(iv) Additional Business Centres:	London and New York City
	(v) Manner in which the Rate of Interest is to be determined:	Screen Rate Determination
(vi) Screen Rate Determination:
	- Reference Rate:	3-month EURIBOR
	- Relevant Screen Page:	Telerate page 248
	- Interest Determination Date(s):	The second day on which the TARGET system is open prior to the start of each Interest Period
	- Relevant Time:	11.00 a.m. Brussels time
	- Relevant Financial Centre:	Euro-zone
	- Additional Financial Centres:	London and New York City
	(vii) Margin:	1.38 per cent. per annum
	(viii) Minimum Rate of Interest:	Not Applicable
	(ix) Maximum Rate of Interest:	Not Applicable
	(x) Day Count Fraction:	Actual/360
PROVISIONS RELATING TO REDEMPTION
16.	Call Option:	Applicable
	(xi) Optional Redemption Date(s) (Call):	25 February 2025 or on any Interest Payment Date thereafter
	(xii) Optional Redemption Amount(s) (Call) of each Note and method, if any, of calculation of such amount(s):	Outstanding Principal Amount plus accrued and unpaid interest, including any additional amounts as specified in Condition 12
17.	Final Redemption Amount:	Par
18.	Early Redemption Amount:	Payable on redemption for taxation reasons or on event of default
GENERAL PROVISIONS APPLICABLE TO THE NOTES
19.	Form of Notes:	Bearer Notes. Temporary Global Note exchangeable for a Permanent Global Note which is exchangeable for Definitive Notes in the limited circumstances specified in the Permanent Global Note
20.	Redenomination, renominalisation and reconventioning provisions:	Applicable
21.	Consolidation provisions:	Applicable
22.	Other terms or special conditions:	The provisions in relating to delisting apply.
DISTRIBUTION
23.	TEFRA:	The D Rules are applicable
OPERATIONAL INFORMATION
24.	ISIN Code:	XS0213026197
25.	Common Code:	021302619